Exhibit 99.1

The Subprime Source Since 1991 March 2026 Investor Presentation

SAFE HARBOR STATEMENT Forward - looking statements in this presentation include the Company’s expectations of growth and the Company's recorded figures representing allowances for remaining expected lifetime credit losses, its estimates of fair value (most significantly for its receivables accounted for at fair value), its provision for credit losses, its entries offsetting the preceding, and figures derived from any of the preceding. In each case, such figures are forward - looking statements because they are dependent on the Company’s estimates of losses to be incurred in the future. The accuracy of such statements may be adversely affected by various factors, which include the following: possible increased delinquencies; repossessions and losses on retail installment contracts; incorrect prepayment speed and/or discount rate assumptions; possible unavailability of qualified personnel, which could adversely affect the Company’s ability to service its portfolio; possible increases in the rate of consumer bankruptcy filings, which could adversely affect the Company’s rights to collect payments from its portfolio; other changes in government regulations affecting consumer credit; possible declines in the market price for used vehicles, which could adversely affect the Company’s realization upon repossessed vehicles; economic conditions in geographic areas in which the Company's business is concentrated; and our ability to generate sufficient operating and financing cash flows. Any or all of such factors also may affect the Company’s future financial results, as to which there can be no assurance. Any implication that the results of the most recently completed quarter are indicative of future results is disclaimed, and the reader should draw no such inference. Factors such as those identified above in relation to losses to be incurred in the future may affect future performance. 2

COMPANY OVERVIEW Consumer Portfolio Services specializes in purchasing and servicing automobile contracts originated by licensed motor vehicle dealers in the sale of new and used automobiles, light trucks and passenger vans. Through our purchases, we provide indirect financing to dealers for sub - prime customers. We serve as an alternative source of financing for dealers, allowing sales to customers who otherwise might not be able to obtain financing. $4.06 Billion Managed Portfolio (1) NASDAQ Listed: CPSS Average Management Tenure is 25 Years - ~300 Combined Years at CPS HQ in Las Vegas, NV Operating Branches in NV, CA, IL, VA and FL 956 Employees (1) 13,000 Daily Applications Received from Dealers (1) Established in 1991. IPO 1992 58 Consecutive Profitable Quarters (1) 109 ABS Deals to Date (1) As of March 31, 2026 3

THE CPS ADVANTAGE • Repo - Skip Scorecard • Deficiency Scorecard • Dealer Scorecard • Asset Scorecard • Collection Behavior Scorecard • Extension Scorecard • Applicant Scorecard • Deal Scorecard • Early Payment Default Scorecard Originations Servicing (Collection) Servicing (Recovery) Asset & Dealers CPS is a leader in Machine Learning (ML) and Artificial Intelligence (AI). • Industry leading disciplined modeling framework: Linear/Logistic Regression, Neural Network, Decision Tree, Ensemble Model, Time Series, Machine Learning, Random Forest • Continuous model training and recalibration Proprietary Modeling and Scorecards Instant Credit Decisions Leads CPS to Higher Quality Loans Risk Department Led by Industry Veterans Decades of Historical Performance Data Shape our Models 4

LEADERSHIP Charles “Brad” Bradley CEO, Chairman of the Board • CEO since 1992 • Chairman of the Board since 2001 • 35 years at CPS Mike Lavin President, COO, CLO • President since 2022 • COO since 2019. CLO since 2014 • 25 Years at CPS Danny Bharwani CFO • CFO since 2022 • 29 years at CPS CPS’ senior management team consists of 13 executives that are led by Brad, Mike, Robert and Danny. Each has significant industry experience and, on average, 25 years with CPS. Combined, senior management has over 300 years of auto lending experience just at CPS . Robert Riedl CRO • Re - joined as Chief Risk Officer in 2025 • 13 Years at CPS 5

MARKET • $1.6 trillion auto loans outstanding at Q4 2025 (1) • ~15% of auto financings in Q4 2025 were sub - prime (1) Large Total Addressable Market (TAM) • Capital - intensive • Highly regulated industry High Barrier to Entry • Few dominant players • Compete on rates and fees Small, Fragmented Market Dynamics Footprint Powered by Bing © GeoNames, Microsoft, TomTom (1) According to Experian Automotive (2) As of March 31, 2026 6 10% 8% 8% 4% 5% • Highest volume originating states for CPS (2) • Contracts purchased in 47 states (2)

PRODUCT OFFERING Meta 14.10% $103,368 4% Preferred 16.28% $88,879 18% Super Alpha 18.46% $77,521 15% Alpha Plus 20.91% $81,013 19% Alpha 22.29% $63,316 33% Standard 24.43% $58,246 8% Mercury / Delta 25.10% $54,991 3% First Time Buyer 24.31% $45,951 1% Overall 20.37% $23,422 $20,919 $16,341 $14,764 $13,977 $22,240 $72,090 557 540 545 550 525 572 554 100% % of Purchases Avg. Yield Program (1) Avg. Amount Financed $27,144 $27,079 $25,947 Household Income Avg. Time on Job (years) 8.4 6.8 5.6 5.1 4.3 3.4 3.5 2.7 4.9 Avg. FICO 651 575 (1) Under the CPS programs for contracts purchased for the three months ended March 31, 2026. 7

ORIGINATION CHARACTERISTICS 100.0% 105.0% 110.0% 115.0% 120.0% 125.0% 130.0% Loan to Value 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% Payment to Income 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% APR $0 $5,000 $10,000 $15,000 $20,000 $25,000 Amount Financed 8 All charts are contracts purchased for the three months ended March 31, 2026, and calculated on a weighted average basis, besides Amount Financed, which is the simple average.

DEMAND FOR OUR LENDING PROGRAMS 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 YTD 2026 Applications vs. Funded Loans Approved Applications 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Applications Contracts Funded 49.6% Average Approval Rate 10,000 Approved Dealer Network Strong Demand for our Lending Programs Auto Decisioning Proprietary AI Driven Scorecard Selective Funding Answers Within Seconds to Dealers 9

WHO IS OUR CUSTOMER? CPS Customer 39 Years Old on Average 5 Years Average Job Time 7 Years Average Length at Residence 7 Years Credit History on Average 21.2% Homeowners 10.8% Average Payment to Income $72,090 Average Household Income 34.2% Average Debt to Income 10 Amounts for CPS programs for contracts purchased for the three months ended, March 31, 2026.

WHAT DO OUR CUSTOMERS DRIVE? New, 11.5% Certified Pre - Owned, 15% Pre - Owned, 73.5% VEHICLE TYPE Factory Franchised, 71% ORIGINATING DEALERSHIP Independent, 29% Domestic, 11 Charts show data of CPS programs for contracts purchased for the three months ended March 31, 2026. 45% Imports , 55% VEHICLE MAKE

PORTFOLIO PERFORMANCE Data shown is CNL performance by origination quarter, and as of March 31, 2026. 12 22.00% 20.00% 18.00% 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% CNL Percentage 2018 - Q1 2020 - Q4 2023 - Q3 2018 - Q2 2021 - Q1 2023 - Q4 2018 - Q3 2021 - Q2 2024 - Q1 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 77 79 81 83 Months Seasoned 2016 - Q1 2018 - Q4 2021 - Q3 2024 - Q2 2016 - Q2 2019 - Q1 2021 - Q4 2024 - Q3 2016 - Q3 2019 - Q2 2022 - Q1 2024 - Q4 2016 - Q4 2019 - Q3 2022 - Q2 2025 - Q1 2017 - Q1 2019 - Q4 2022 - Q3 2025 - Q2 2017 - Q2 2020 - Q1 2022 - Q4 2025 - Q3 2017 - Q3 2020 - Q2 2023 - Q1 2025 - Q4 2017 - Q4 2020 - Q3 2023 - Q2 2026 - Q1

ECONOMIC MODEL December 31, 2025 Interest Income March 31, 2026 11.3% March 31, 2025 11.4% 11.5% Interest Expense (6.2%) (6.1%) (6.3%) Net Interest Margin 5.1% 5.3% 5.2% Mark to Fin. Recs. at FV 0.0% 0.4% 0.0% Other Income 0.4% 0.2% 0.1% Core Operating Expenses (4.6%) (5.1%) (4.6%) Pretax Return on Assets 0.8% 0.8% 0.8% Quarter Ended (1) Three Months Ended (1) (1) Statement of Operations three months ended, as a percentage of the average portfolio. Percentages may not add due to rounding. 13

SUMMARY BALANCE SHEET March 31, 2026 December 31, 2025 Assets Cash $ $ Restricted cash 6.3 165.9 Finance receivables, measured at fair value 3,655.9 Other assets 6.9 178.5 3,835.8 31.6 30.1 4,052.8 $ 3,858.2 $ Liabilities Accounts payable and accrued expenses $ 65.2 $ Warehouse lines of credit 324.9 Residual interest financing 143.0 Securitization trust debt 2,986.6 Subordinated renewable notes 70.3 467.1 181.4 2,992.2 27.5 29.0 3,548.6 Shareholders' equity 3,738.4 314.4 309.5 4,052.8 $ 3,858.2 $ Summary Balance Sheet ($ in millions) (1) (1) Numbers may not add due to rounding . 14

SUMMARY STATEMENT OF OPERATIONS (1) Numbers may not add due to rounding. Interest income Mark to finance receivables at fair value $ 108.7 $ 101.9 - Other income 3.6 3.5 1.4 Total Revenues 112.3 106.9 Employee costs 23.0 25.0 General and administrative 21.2 20.1 Interest 60.1 54.9 Total Expenses 104.3 100.0 Pretax income 8.0 Income tax expense 2.5 6.8 2.1 Net income $ 4.7 5.6 $ EPS (fully diluted) 0.24 $ 0.19 $ Three Months Ended March 31, 2026 March 31, 2025 Summary Statement of Operations ($ in millions) (1) 15

SELECTED FINANCIAL DATA $ Amount 11.58% ($ in millions) Auto contract purchases Total portfolio Core operating expenses (1) % of avg. managed portfolio Pretax return on managed assets (2) Total delinquencies and repo inventory (30+ days past due) As a % of total owned portfolio Annualized net charge - offs As a % of total owned portfolio 8.57% 12.35% 7.54% Three Months Ended March 31, 2026 March 31, 2025 $ 533.2 $ 451.2 $ 3,942.2 $ 3,614.6 $ 44.3 $ 45.2 4.6% 5.1% 0.8% 0.8% (1) Total expenses less interest expense. (2) Equal to annualized pretax income as a percentage of the average portfolio . 16

SHAREHOLDER VALUE Growing Shareholder Value NASDAQ Listed Stock - Ticker Symbol: CPSS $0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 $17,500 $20,000 $22,500 $25,000 $27,500 $30,000 $32,500 $35,000 $37,500 $40,000 Mar - 19 Jun - 19 Sep - 19 Dec - 19 Mar - 20 Jun - 20 Sep - 20 Dec - 20 Mar - 21 Jun - 21 Sep - 21 Dec - 21 Mar - 22 Jun - 22 Sep - 22 Dec - 22 Mar - 23 Jun - 23 Sep - 23 Dec - 23 Mar - 24 Jun - 24 Sep - 24 Dec - 24 Mar - 25 Jun - 25 Sep - 25 Dec - 25 Mar - 26 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 Pre - tax Income $ in Thousands - Left Axis Diluted Book Value per Share in $ - Right Axis Book Value per Share in $ - Right Axis 17

SHAREHOLDER’S EQUITY 2.5x Growth in 4 Years Consistent Growth and Profitability, Fueling Value Creation $350,000 $325,000 $300,000 $275,000 $250,000 $225,000 $200,000 $175,000 $150,000 $125,000 $100,000 $75,000 $50,000 $25,000 $ - Shareholder's Equity ($ in thous.) Shareholder's Equity 18

INVESTMENT OUTLOOK Continuous Growth Strong macroeconomic factors AI - driven Originations Scorecard Strong Fundamentals • Originations volumes are driving top line revenue growth • Managed portfolio is at largest amount in company history • Shareholder value continues to increase • Raised Wtd. Avg APRs in originations from 17.72% in Dec 2022 to 20.37% in March 2026 • Favorable demand for used vehicles • Stable delinquencies • Improves efficiency and customer satisfaction • Updated Credit Scorecard went live in December 2025 • Industry leading technology in all facets of our business • Continuous growth in interest income • Increasing shareholder equity - highest in company history • Decreasing core operating expenses, while portfolio grows • Lower borrowing rates on our credit facilities Investor Relations Contact Mike Lavin, President/ COO/ CLO Mike@consumerportfolio.com 19

REFERENCE TO PUBLIC REPORTS Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission‘s EDGAR search page www.sec.gov/edgar/searchedgar/companysearch.html using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, “Risk Factors," of CPS’s most recent annual report on Form 10 - K and subsequent reports on Form 10 - Q, which reports are on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference. 20